UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2005

Merrill Lynch Mortgage Investors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-112231	33-3416059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about May 26, 2005, the Registrant will cause the issuance and sale of MLMI Series 2005-A3 Mortgage Pass-Through Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.

In connection with the sale of the Certificates, the Registrant has been advised by Merrill Lynch Mortgage Investors, Inc. (“Merrill Lynch”), that Merrill Lynch has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered “collateral term sheets” (the “Collateral Term Sheets”) with respect to the Certificates following the effective date of Registration Statement No. 333-112231, which Collateral Term Sheets are being filed manually as exhibits to this report.

The Collateral Term Sheets have been provided by Merrill Lynch. The information in the Collateral Term Sheets is preliminary and may be superseded by any other information subsequently filed with the Securities and Exchange Commission.

The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed “NOTICE”. The Underwriter has advised the Registrant that certain information in the Collateral Term Sheets may have been based on assumptions that differed from the final pool information.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Collateral Term Sheets—Collateral Term Sheets (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Mortgage Pass-Through Certificates, MLMI Series 2005-A3 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:	/s/ Paul Park
Name:	Paul Park
Title:	Managing Director

Dated: May 5, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99	Collateral Term Sheets	Filed Manually